Exhibit 99.5

YABEZ (HONG KONG) COMPANY LIMITED

F-1

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders

YABEZ (HONG KONG) COMPANY LIMITED

We have audited the accompanying balance sheets of Yabez (Hong Kong) Company Limited (the “Company”) as of December 31, 2014 and 2013 and the related statements of operations, statements of stockholders’ equity and statements of cash flows for the year ended December 31, 2014 and the period from October 4, 2013 (inception) to December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the year ended December 31, 2014 and the period from October 4, 2013 (inception) to December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ HKCMCPA Company Limited
HKCMCPA Company Limited
Certified Public Accountants

Hong Kong, China
November 13, 2015

F-2

YABEZ (HONG KONG) COMPANY LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

	As of December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$22,508	$13,388
Accounts receivable and deposits	14,211	6,479

Total current assets	36,719	19,867

Non-current assets:
Plant and equipment	4,841	7,261

TOTAL ASSETS	$41,560	$27,128

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Amounts due to directors	$12,638	$19,437
Income tax payable	367	266
Other payables and accrued liabilities	15,199	255

Total liabilities	28,204	19,958

Commitments and contingencies

Stockholders’ equity:
Issued capital, no par value, 10,000 ordinary shares issued and outstanding as of December 31, 2014 and 2013	1,290	1,290
Retained earnings	12,066	5,880

Total stockholders’ equity	13,356	7,170

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$41,560	$27,128

See accompanying notes to the financial statements.

F-3

YABEZ (HONG KONG) COMPANY LIMITED

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US”))

	Year ended December 31, 2014	From October 4, 2013 (inception) to December 31, 2013

REVENUES	$157,221	$22,299

COST OF REVENUES	(46,229)	(1,900)

GROSS PROFIT	110,992	20,399

OPERATING EXPENSES:
General and administrative	(104,705)	(14,253)

INCOME BEFORE INCOME TAX	6,287	6,146

INCOME TAX EXPENSE	(101)	(266)

NET INCOME	6,186	5,880

See accompanying notes to the financial statements.

F-4

YABEZ (HONG KONG) COMPANY LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

	Year ended December 31, 2014	From October 4, 2013 (inception) to December 31, 2013
Cash flows from operating activities:
Net income	$6,186	$5,880
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation on plant and equipment	2,420	-
Changes in operating assets and liabilities:
Accounts receivable and deposits	(7,732)	(6,479)
Income tax payable	101	266
Other payables and accrued liabilities	14,944	255

Net cash provided by (used in) operating activities	15,919	(78)

Cash flows from investing activities:
Purchase of plant and equipment	-	(7,261)

Net cash used in investing activities	-	(7,261)

Cash flows from financing activities:
Issuance of shares	-	1,290
(Repayments to) advances from directors	(6,799)	19,437

Net cash (used in) provided by financing activities	(6,799)	20,727

NET CHANGE IN CASH AND CASH EQUIVALENTS	9,120	13,388
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	13,388	-
CASH AND CASH EQUIVALENTS, END OF YEAR	$22,508	$13,388

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the financial statements.

F-5

YABEZ (HONG KONG) COMPANY LIMITED

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

	SHARE CAPITAL		RETAINED EARNINGS	TOTAL EQUITY
	No. of share	Amount
Issuance of share at inception date (October 4, 2013)	10,000	$1,290	$-	$1,290
Net income	-	-	5,880	5,880

Balance as of December 31, 2013	10,000	1,290	5,880	7,170
Net income	-	-	6,186	6,186

Balance as of December 31, 2014	10,000	$1,290	$12,066	$13,356

See accompanying notes to the financial statements.

F-6

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

1.	ORGANIZATION AND BUSINESS BACKGROUND

Yabez (Hong Kong) Company Limited (the “Company”) was incorporated as a limited liability company in Hong Kong Special Administrative Region (“Hong Kong”) on October 4, 2013. As of December 31, 2014, the Company has 10,000 ordinary shares issued and outstanding. The Company is mainly engaged in the provision of company secretarial and accounting services in Hong Kong.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

•	Basis of presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. For the years ended December 31, 2014 and 2013, no provision for doubtful accounts charged to operations.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

F-7

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

Expected useful life
Office equipment	3 years
Leasehold improvement	Over the term of lease

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•	Impairment of long-lived assets

Long-lived assets primarily consist of plant and equipment. In accordance with the provision of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

Revenue from the provision of company secretarial and accounting services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Costs of revenues primarily consist of company formation fee, government fee and other costs directly attributable to the rendering of company secretarial and accounting services.

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

F-8

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts its business in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Hong Kong Dollars (“HK$”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the years ended December 31,
	2014	2013

Year-end / average HK$ : US$1 exchange rate	7.75	7.75

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the period from October 4, 2013 (inception) through December 31, 2014, the Company operates one reportable business segment in Hong Kong.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable and deposits, amount due to directors, other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

F-9

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

F-10

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

3.	PLANT AND EQUIPMENT

	As of December 31,
	2014	2013

Office equipment	$6,281	$6,281
Leasehold improvement	980	980
	7,261	7,261
Less: Accumulated depreciation	(2,420)	-

Total	$4,841	$7,261

Depreciation expense was $2,420 and $0 for the year ended December 31, 2014 and the period from October 4, 2013 (inception) to December 31, 2013, respectively.

4.	AMOUNTS DUE TO DIRECTORS

As of December 31, 2014, the directors of the Company had outstanding advances of $12,638 to the Company, which is unsecured, bears no interest and is payable upon demand, for working capital purpose. Imputed interest is considered insignificant.

5.	INCOME TAXES

Provision for income taxes consisted of the following:

	Year ended December 31, 2014	From October 4, 2013 (inception) to December 31, 2013

Current	$101	$266
Deferred	-	-

	$101	$266

F-11

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

The Company is subject to Hong Kong Profits Tax, which is charged at the statutory income tax rate of 16.5% on its assessable income. The reconciliation of income tax rate to the effective income tax rate based on income before income taxes for the year ended December 31, 2014 and period from October 4, 2013 (inception) to December 31, 2013 are as follows:

	Year ended December 31, 2014	From October 4, 2013 (inception) to December 31, 2013

Income before income tax	$6,287	$6,146
Statutory income tax rate	16.5%	16.5%

Income tax at Hong Kong statutory income tax rate	1,037	1,014
Tax effect of non-deductible expenses	399	49
Tax effect of depreciation allowances	(1,029)	-
Tax adjustments	(306)	(797)

Income tax expense	$101	$266

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There was no significant temporary difference as of December 31, 2014 and 2013, therefore no deferred tax assets or liabilities have been recognized.

6.	CONCENTRATIONS OF RISKS

(a)	Major customers

For the year ended December 31, 2014 and for the period from October 4, 2013 (inception) to December 31, 2013, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at year-end.

(b)	Major vendors

For the year ended December 31, 2014 and for the period from October 4, 2013 (inception) to December 31, 2013, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at year-end.

F-12

YABEZ (HONG KONG) COMPANY LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014 AND PERIOD FROM

OCTOBER 4, 2013 (INCEPTION) TO DECEMBER 31, 2013

(Currency expressed in United States Dollars (“US$”))

(c)	Credit risk

Financial instruments that are potentially subject to credit risk consist principally of accounts receivable. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

7.	COMMITMENTS AND CONTINGENCIES

The Company leases an office premise in Hong Kong under a non-cancelable operating lease with fixed monthly rentals, due through October 2016. Total rent expense for the year ended December 31, 2014 and period from October 4, 2013 (inception) to December 31, 2013 was $20,036 and $2,780, respectively.

As of December 31, 2014, the Company has the future minimum rental payments under various non-cancelable operating leases in the next two years, as follows:

Year ending December 31:
2015	$19,584
2016	15,504

Total	35,088

8.	SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2014 up through the date the Company issued the audited financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-13

YABEZ (HONG KONG) COMPANY LIMITED

INDEX TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Balance Sheets as of September 30, 2015 and December 31, 2014 (audited)	F-15

Condensed Statements of Operations for the Nine Months Ended September 30, 2015 and 2014	F-16

Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2015 and 2014	F-17

Notes to Condensed Financial Statements	F-18 – F-25

F-14

YABEZ (HONG KONG) COMPANY LIMITED

CONDENSED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	As of
	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$29,050	$22,508
Accounts receivable and deposits	45,914	14,211

Total current assets	74,964	36,719

Non-current assets
Plant and equipment	3,026	4,841

TOTAL ASSETS	$77,990	$41,560

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Amounts due to directors	$8,368	$12,638
Other payables and accrued liabilities	31,223	15,199
Income tax payable	3,614	367

Total liabilities	43,205	28,204

Commitments and contingencies

Stockholders’ equity:
Issued capital, no par value, 62,500 shares and 10,000 shares of ordinary shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	8,065	1,290
Retained earnings	26,720	12,066

Total stockholders’ equity	34,785	13,356

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$77,990	$41,560

See accompanying notes to the condensed financial statements.

F-15

YABEZ (HONG KONG) COMPANY LIMITED

CONDENSED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US))

(Unaudited)

	Nine months ended September 30,
	2015	2014

REVENUES	$185,839	$100,152

COST OF REVENUES	(47,256)	(19,584)

GROSS PROFIT	138,583	80,568

OPERATING EXPENSES:
General and administrative	(120,683)	(73,472)

INCOME BEFORE INCOME TAX	17,900	7,096

INCOME TAX EXPENSE	(3,246)	(111)

NET INCOME	14,654	6,985

See accompanying notes to the condensed financial statements.

F-16

YABEZ (HONG KONG) COMPANY LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2015	2014

Cash flows from operating activities:
Net income	$14,654	$6,985
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation on plant and equipment	1,815	1,815
Changes in operating assets and liabilities:
Accounts receivable and deposits	(31,703)	(7,732)
Other payables and accrued liabilities	16,024	14,944
Income tax payable	3,247	111

Net cash provided by operating activities	4,037	16,123

Cash flows from financing activities:
Issuance of shares	6,775	-
Repayment to directors	(4,270)	(20,013)

Net cash provided by (used in) financing activities	2,505	(20,013)

NET CHANGE IN CASH AND CASH EQUIVALENTS	6,542	(3,890)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	22,508	13,388
CASH AND CASH EQUIVALENTS, END OF PERIOD	$29,050	$9,498

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the condensed financial statements.

F-17

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 – ORGANIZATION AND BUSINESS BACKGROUND

Yabez (Hong Kong) Company Limited (the “Company”) was incorporated as a limited liability company in Hong Kong Special Administrative Region (“Hong Kong”) on October 4, 2013. On June 9, 2015 and September 30, 2015, the Company issued 15,000 shares and 37,500 shares, respectively of ordinary shares for cash proceeds of $6,774 (equivalent to HK$52,500) for work capital purpose. As of September 30, 2015, the Company has 62,500 ordinary shares issued and outstanding. The Company is mainly engaged in the provision of company secretarial and accounting services in Hong Kong.

NOTE 2 – BASIS OF PREPARATION

These unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial reporting and the rules and regulations of the Securities and Exchange Commission that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2015.

The balance sheets and certain comparative information as of December 31, 2014 are derived from the audited financial statements and related notes for the year ended December 31, 2014 ("2014 Annual Financial Statements"), included in on Amendment No.1 to Form 8-K. These unaudited interim condensed financial statements should be read in conjunction with the 2014 Annual Financial Statements.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

•	Use of estimates

In preparing these condensed financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-18

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. For the nine months ended September 30, 2015 and 2014, no provision for doubtful accounts charged to operations.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Expected useful life

Office equipment	3 years
Leasehold improvement	Over the term of lease

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•	Impairment of long-lived assets

Long-lived assets primarily include plant and equipment. In accordance with the provision of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

F-19

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Revenue from the provision of company secretarial and accounting services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Costs of revenues primarily consist of company formation fee, government fee, and other costs directly attributable to the rendering of company secretarial and accounting services.

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts its business in Hong Kong and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company’s operating subsidiaries maintain their books and record in a local currency, Hong Kong Dollars (“HK$”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

F-20

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	As of and for the nine months ended September 30,
	2015	2014

Period-end / average HK$ : US$1 exchange rate	7.75	7.75

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the nine months ended September 30, 2015 and 2014, the Company operates one reportable business segment in Hong Kong.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable and deposits, amounts due to directors, and other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

F-21

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s consolidated financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s consolidated financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

F-22

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 4 – PLANT AND EQUIPMENT

	As of
	September 30, 2015	December 31, 2014

Office equipment	$6,281	$6,281
Leasehold improvement	980	980
	7,261	7,261
Less: Accumulated depreciation	(4,235)	(2,420)

Total	$3,026	$4,841

Depreciation expense was $1,815 and $1,815 for the nine months ended September 30, 2015 and 2014, respectively.

NOTE 5 – AMOUNTS DUE TO DIRECTORS

As of September 30, 2015, the director of the Company had outstanding advances of $8,368 to the Company, which is unsecured, bears no interest and is payable upon demand, for working capital purpose. Imputed interest is considered insignificant.

NOTE 6 – INCOME TAXES

Provision for income taxes consisted of the following:

	Nine months ended September 30,
	2015	2014

Current	$3,246	$111
Deferred	-	-

	$3,246	$111

The Company is subject to Hong Kong Profits Tax, which is charged at the statutory income tax rate of 16.5% on its assessable income. The reconciliation of income tax rate to the effective income tax rate based on income before income taxes for the nine months ended September 30, 2015 and 2014 are as follows:

	Nine months ended September 30,
	2015	2014

Income before income tax	$17,900	$7,096
Statutory income tax rate	16.5%	16.5%

Income tax at Hong Kong statutory income tax rate	2,953	1,171
Tax effect of non-deductible expenses	299	299
Tax effect of depreciation allowances	(6)	(1,027)
Tax adjustments	-	(332)

Income tax expense	$3,246	$111

F-23

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There was no significant temporary difference as of September 30, 2015, therefore no deferred tax assets or liabilities have been recognized.

NOTE 7 – CONCENTRATIONS OF RISKS

(a)	Major customers

For the nine months ended September 30, 2015 and 2014, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at period-end.

(b)	Major vendors

For the nine months ended September 30, 2015 and 2014, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at period-end.

(c)	Credit risk

Financial instruments that are potentially subject to credit risk consist principally of accounts receivable. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

The Company leases an office premises in Hong Kong under a non-cancelable operating lease with fixed monthly rentals, due through October 2016. Total rent expense for the nine months ended September 30, 2015 and 2014 was $18,275 and $18,113, respectively.

As of September 30, 2015, the Company has the future minimum rental payments under various non-cancelable operating leases in the next two years, as follows:

F-24

YABEZ (HONG KONG) COMPANY LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Period ending September 30:
2015	$19,584
2016	816

Total	$20,400

NOTE 9 – SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2015 up through the date the Company issued the unaudited condensed financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-25